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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8_K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                November 15, 2001


            Video Without Boundaries, Inc. f/k/a ValuSales.com, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in this charter)



     Florida                           000-31497             65-1001686
     -------                           ---------          -----------------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation                      File Number)        Identification No.)




            1975 E Sunrise Blvd, 5th Floor, Fort Lauderdale, FL 33304
            ---------------------------------------------------------
              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: 954-462-8302

Item 1. Changes in control of registrant.

         Not applicable.

Item 2. Acquisition or disposition of assets.

         Not applicable.

Item 3. Bankruptcy or receivership.

         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5. Other events.

         On November 15, 2001, the Registrant changed its name to Video Without Boundaries, Inc. In addition, effective November 19, 2001 for shareholders of record as of November 14, 2001, the Registrant effectuated a 1 for 20 reverse split of its issued and outstanding common stock. Commencing at the opening of business on November 19, 2001, the Registrant's new trading symbol will be VWOB.

Item 6. Resignation of registrant's directors.

         Not applicable.

Item 7.  Financial Statement and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Video Without Boundaries, Inc. f/k/a ValuSales.com, Inc.
--------------------------------------------------------
(Registrant)



By: /s/ V. Jeffrey Harrell
   -----------------------------------------------------
      V. Jeffrey Harrell, President


Dated: November 15, 2001